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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   FEBRUARY 8, 2000

                          21ST CENTURY INSURANCE GROUP
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               (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)

            0-6964                                    95-1935264
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   (Commission File Number)                (IRS Employer Identification No.)

         6301 OWENSMOUTH AVENUE, SUITE 700, WOODLAND HILLS, CA 91367
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                  (Address of principal executive offices)

Registrant's telephone number, including area code        (818) 704-3700
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(Former name or address, if changed since last report)           NONE
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     Item 5  Other Events

On February 8, 2000 the Registrant issued the attached News Release to announce that the Board of Directors have elected Bruce W. Marlow as President and Chief Executive Officer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              21st Century Insurance Group

Date:
 2/8/2000                     /s/ M. J. Cassanego
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                              M. J. Cassanego,
                              Sr. Vice President, General Counsel and
                              Secretary



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[LOGO] 21ST CENTURY INSURANCE GROUP

NEWS

                                                            Contact: Ric Hill
                                                               (818) 704-3065

              21ST CENTURY INSURANCE GROUP ELECTS BRUCE W. MARLOW
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

WOODLAND HILLS, CA, February 8, 2000 -- The Board of Directors of 21st Century Insurance Group today announced that Bruce W. Marlow has joined 21st Century and been elected President and Chief Executive Officer, effective February 9. Mr. Marlow succeeds William L. Mellick, whose resignation from the company was announced recently.

     Mr. Marlow was most recently President, Independent Agency Markets, and Senior Vice President of Allstate Corporation. Before joining Allstate, he spent 17 years with Progressive Corporation, rising to the position of Chief Operating Officer. He is a graduate of the University of Pennsylvania and the Harvard Business School.

     Mr. Marlow has also been named Vice Chairman of the 21st Century Board of Directors, and President of 21st Century's operating insurance companies, 21st Century Insurance Company, 21st Century Casualty Company, and 21st Century Insurance Company of Arizona.

     Commenting on the election of Mr. Marlow, 21st Century Chairman Robert
M. Sandler said, "We are delighted that Bruce Marlow is joining the company as its new President. He brings an enormous depth of insurance industry experience and strategic thinking that will enable him to lead the company's expansion in California and its other markets. I look forward to working closely with Bruce as he assumes his leadership role with 21st Century."

     21st Century Insurance Group (NYSE:TW) is the ninth-largest auto-insurance stock company in the United States. Founded in 1958, the company was a pioneer of the direct-to-consumer marketing of personal automobile insurance, now available in California, Arizona, Nevada, Oregon and Washington. The company also provides home insurance in California. 21st Century Insurance Group is headquartered at 21st Century Plaza, 6301 Owensmouth Avenue, Woodland Hills, California 91367, and its Internet address is www.21stcenturyinsurance.com.

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